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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                             ____________________

                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR 12(g) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                              AVICI SYSTEMS INC.
                              ------------------
            (Exact name of registrant as specified in its charter)

             Delaware                                          02-0493372
       -----------------------                            -------------------
       (State of incorporation                            (IRS Employer
       or organization)                                   Identification No.)

                             101 Billerica Avenue
                             --------------------
                     North Billerica, Massachusetts 01862
                     ------------------------------------
                                (978) 964-2000
                                --------------
(Address of principal executive offices including zip code and telephone number)

If this form relates to the               If this form relates to the
registration of a class of securities     registration of a class of pursuant
to Section 12(b) of the Exchange Act      securities pursuant to Section 12(g)
and is effective pursuant to General      of the Exchange Act and is effective
Instruction A.(c), please check the       pursuant to General Instruction A.(d),
following box: [_]                        please check the following box: [X]


Securities Act registration statement file number to which this form relates:
333-37316

       Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                  Name of each exchange on which
       to be so registered                  each class is to be registered
       -------------------                  ------------------------------

            None                                            N/A

       Securities to be registered pursuant to Section 12(g) of the Act:

                   Common Stock, par value $0.0001 per share
                   -----------------------------------------
                               (Title of Class)
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Item 1.  Description of Registrant's Securities to be Registered
         -------------------------------------------------------

     The class of securities to be registered hereunder is Common Stock, par value $0.0001, of the Registrant. The description of capital stock set forth under the captions "Summary" and "Description of Share Capital Stock" in the Registrant's Registration Statement on Form S-1 (File No. 333-37316), filed with the Securities and Exchange Commission on May 18, 2000 pursuant to the Securities Act of 1933, as amended (the "Registration Statement"), and such information is incorporated herein by reference.


Item 2.  Exhibits
         --------

Exhibit No.              Exhibit
----------               -------

     1 Certificate of Incorporation, as amended, of the Registrant (currently in effect) (incorporated herein by reference to Exhibit 3.1 of the Registration Statement).

     2 Form of Certificate of Amendment to the Amended and Restated Certificate of Incorporation to be filed upon the closing of the offering (incorporated herein by reference to Exhibit 3.2 of the Registration Statement).

     3 By-Laws of the registrant (currently in effect) (incorporated herein by reference to Exhibit 3.3 of the Registration Statement).

     4 Form of Amended and Restated By-Laws to take effect as of the effective date of the Registration Statement (incorporated herein by reference to Exhibit 3.4 of the Registration Statement).

     5 Specimen certificate representing the common stock (incorporated herein by reference to Exhibit 4.1 of the Registration Statement).

                                       2
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                                   SIGNATURE
                                   ---------


   Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                              AVICI SYSTEMS INC.



                              By: /s/ Paul F. Brauneis
                                  -----------------------------------
                                  Paul F. Brauneis
                                  Chief Financial Officer


Date: June 21, 2000

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